SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                 FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                     Date of Report: October 11, 2000


                            ACADIA GROUP, INC.
          (Exact Name of Registrant as Specified in its Charter)


                                 COLORADO
              (State or Other Jurisdiction of Incorporation)


              000-28976                                01-0509781
       (Commission File Number)          (I.R.S. Employer Identification Number)


    415 Rodman, Road, Auburn, Maine                       04211
(Address of Principal Executive Offices)                (Zip Code)


                              (207) 777-3423
                              (800) 479-3066
           (Registrant's Telephone Number, Including Area Code)

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                    INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5.     OTHER EVENTS.

     (i) Reference is made to the press release issued to the public by the Registrant on September 29, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

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INDEX TO EXHIBITS

Exhibit     Description

99.1        Text of press release dated September 29, 2000


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACADIA GROUP, INC.

                                           /s/ Emile L. Clavet

DATE: October 11, 2000                     By:    EMILE L. CLAVET
                                           Name:  Emile L. Clavet
                                           Title: Chairman